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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 3, 2001

                              VALLEY MEDIA, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                          000-25617                           94-2556440
          --------                          ---------                           ----------
(State or other jurisdiction        (Commission File Number)       (I.R.S. Employer Identification No.)
     of incorporation)
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     1280 Santa Anita Court, Woodland, California                95776
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     (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (530) 661-6600

                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

    On April 3, 2001, Valley Media, Inc., a Delaware corporation announced the hiring of Peter R. Berger as Chief Executive Officer. Mr. Berger has many years of experience in guiding companies, most recently serving as Managing Director of Ventana Ventures, a venture debt and equity recapitalization firm focusing on distressed technology companies. Previously, he served as Vice Chairman and CEO of Edentalstore, Inc., a leading e-commerce company. His wide range of experience includes company repositioning and turnaround, brand creation and extension, and financial restructuring. A copy of the press release announcing these changes is attached as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibits

  Exhibit Number                             Description
  --------------                             -----------

      99.1 Press Release dated April 3, 2001 announcing the hiring of new Chief Executive Officer.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALLEY MEDIA, INC.


                                        By: /s/ James P. Miller
                                           ------------------------------
                                           James P. Miller
                                           President and Chief Operating Officer
                                           Date: April 12, 2001

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